UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cyabra, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

13 Gershon Shatz
Tel Aviv, Israel 6997543
+972-54-768-8642

August 10, 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Meeting”) of Cyabra, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on September 2, 2026, at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/CYAB2026. To provide access to our stockholders regardless of geographic location, the Company has determined that the Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Meeting online, vote, and submit questions during the Meeting by visiting www.virtualshareholdermeeting.com/CYAB2026 and entering the 16-digit control number included on the proxy card or voting instruction form, as applicable. To receive access to the virtual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. Details regarding the Meeting and the business to be conducted at the Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement. You are entitled to vote at our Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of August 7, 2026.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Meeting online, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Meeting. To vote your shares, you may use the enclosed proxy card, vote by telephone or over the Internet, or attend the Meeting virtually and submit your vote electronically. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or such other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to virtually attend the Meeting and vote online during the Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Meeting online.

Thank you for your support of our Company. I look forward to seeing you online at the Meeting via remote communication.

Sincerely,

/s/ Dan Brahmy
Dan Brahmy
Chief Executive Officer and Director

Cyabra, Inc.
13 Gershon Shatz
Tel Aviv, Israel 6997543
+972-54-768-8642

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 2, 2026

The Special Meeting of Stockholders (the “Meeting”) of Cyabra, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on September 2, 2026, at 10:00 a.m. Eastern Time, via a live webcast on the Internet. You will be able to virtually attend the Meeting online, vote and submit questions during the Meeting by visitingwww.virtualshareholdermeeting.com/CYAB2026. Only stockholders of record of our common stock, as of the close of business on August 7, 2026 (the “Record Date”), will be entitled to vote at the Meeting and any adjournments, continuations or postponements thereof that may take place.

We will consider and act on the following items of business at the Meeting:

(1)	Approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), equal to or in excess of 20% of the Company’s outstanding Common Stock, in connection with (i) the private placement offering that the Company completed in July 2026 (the “Private Placement”), including the shares of Common Stock issuable upon the exercise of the Series A Common Warrants and the Series B Common Warrants issued in the Private Placement, (ii) that certain Exchange Agreement, dated as of July 9, 2026 (the “Exchange Agreement”), and (iii) those certain Conversion Agreements, dated as of July 9, 2026 (the “Conversion Agreements”), in each case as described in this proxy statement (the “Nasdaq Proposal”);

(2)	Approval of an amendment to the Company’s 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) to increase the number of shares of Common Stock reserved for issuance under the 2026 Plan (the “Plan Amendment Proposal”);

(3)	Approval of a proposal to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(4)	Such other business as may arise and that may properly be conducted at the Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Meeting. After careful consideration, the Company’s board of directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Nasdaq Proposal, the Plan Amendment Proposal and the Adjournment Proposal.

The Board has fixed the close of business on August 7, 2026, as the record date (the “Record Date”) for the Meeting. Only stockholders of record of our common stock on the Record Date are entitled to receive notice of the Meeting and vote at the Meeting. A complete list of registered stockholders entitled to vote at the Meeting will be available for inspection at the principal executive offices of the Company (upon request to us by mail at Cyabra, Inc., 13 Gershon Shatz, Tel Aviv, Israel 6997543, Attn: Yael Sandler, or by calling +972-54-768-8642 and asking for Yael Sandler) during regular business hours for the 10 calendar days prior to the Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

Whether or not you plan to attend the Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please see the section entitled “About the Meeting” beginning on page 1 of the proxy statement.

If your shares are registered in your name, even if you plan to attend the Meeting (or any postponement or adjournment of the Meeting) online, we request that you complete, date, sign and mail the proxy card in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your shares will be represented at the Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or such other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to virtually attend the Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Meeting online.

By Order of the Board,

/s/ Dan Brahmy
Dan Brahmy
Chief Executive Officer and Director
August 10, 2026

-i-

Cyabra, Inc.

13 Gershon Shatz
Tel Aviv, Israel 6997543
+972-54-768-8642

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 2, 2026

Unless the context otherwise requires, references in this proxy statement (this “Proxy Statement”) to “we,” “us,” “our,” “the Company,” or “Cyabra” refer to Cyabra, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock.

The accompanying proxy is solicited by the board of directors of the Company (the “Board”) on behalf of Cyabra, Inc. to be voted at the special meeting of stockholders of the Company (the “Meeting”) to be held virtually via a live webcast on the Internet on September 2, 2026, at 10:00 a.m. Eastern Time, at the Internet address and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). This Proxy Statement and accompanying form of proxy are dated, 2026, and are expected to be first sent, given or made available to stockholders on or about August 13, 2026.

If you held shares of our common stock at the close of business on August 7, 2026 (the “Record Date”), you are invited to attend the Meeting virtually at www.virtualshareholdermeeting.com/CYAB2026 and vote on the proposals described in this Proxy Statement.

We will pay the costs of soliciting proxies from stockholders. Our directors, officers and employees will solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Our executive offices are located at, and our mailing address is 13 Gershon Shatz, Tel Aviv, Israel 6997543.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING

OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 2, 2026:

ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Meeting.

What is the purpose of the Meeting?

At our Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	Approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), equal to or in excess of 20% of the Company’s outstanding Common Stock, in connection with (i) the private placement offering that the Company completed in July 2026 (the “Private Placement”), including the shares of Common Stock issuable upon the exercise of the Series A Common Warrants and the Series B Common Warrants issued in the Private Placement, (ii) that certain Exchange Agreement, dated as of July 9, 2026 (the “Exchange Agreement”), and (iii) those certain Conversion Agreements, dated as of July 9, 2026 (the “Conversion Agreements”), in each case as described in this Proxy Statement (the “Nasdaq Proposal”);

(2)	Approval of an amendment to the Company’s 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) to increase the number of shares of Common Stock reserved for issuance under the 2026 Plan (the “Plan Amendment Proposal”);

(3)	Approval of a proposal to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

(4)	Such other business as may arise and that may properly be conducted at the Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive, or vote by telephone or Internet in accordance with the instructions set forth thereon, to ensure that all your shares are voted.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send a single copy of the proxy materials to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement and other proxy materials in the future, he or she may contact us by mail at Cyabra, Inc., 13 Gershon Shatz, Tel Aviv, Israel 6997543, Attn: Dan Brahmy or by calling +972-54-768-8642 and asking for Dan Brahmy. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Yael Sandler at the address or phone number set forth above.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Meeting is the close of business on August 7, 2026 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. See “Who is entitled to vote at the Meeting and how many votes do they have?” below.

Why is the Company seeking stockholder approval of the Nasdaq Proposal?

Our common stock is listed on The Nasdaq Capital Market and, as a result, we are subject to the Nasdaq Listing Rules. On July 9, 2026, we entered into securities purchase agreements with certain accredited investors relating to a private placement offering (the “Private Placement”) of shares of our common stock, par value $0.0001 per share (“Common Stock”), pre-funded warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”), Series A common warrants to purchase shares of Common Stock (the “Series A Common Warrants”) and Series B common warrants to purchase shares of Common Stock (the “Series B Common Warrants” and, together with the Series A Common Warrants, the “Common Warrants”). The Private Placement closed on July 10, 2026. Concurrently, we entered into an Exchange Agreement, dated as of July 9, 2026 (the “Exchange Agreement”), and Conversion Agreements, dated as of July 9, 2026 (the “Conversion Agreements”), with certain holders of our outstanding Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (collectively, the “Preferred Stock”), pursuant to which such holders agreed, subject to stockholder approval (the “Stockholder Approval”), to exchange or convert their shares of Preferred Stock into shares of Common Stock (or pre-funded warrants in lieu thereof) and, in the case of the Exchange Agreement, additional Common Warrants.

Nasdaq Listing Rule 5635(d) requires Stockholder Approval prior to the issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in a transaction other than a public offering at a price less than the “Minimum Price” (as defined under the Nasdaq Listing Rules) if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the Common Stock outstanding before the issuance. Because the shares of Common Stock issuable in connection with the Private Placement (including upon exercise of the Common Warrants), the Exchange Agreement and the Conversion Agreements will exceed 20% of the Common Stock outstanding prior to the Private Placement, and because the issuances were made at a price below the applicable Minimum Price, we are seeking Stockholder Approval of the issuance of such shares in accordance with Nasdaq Listing Rule 5635(d). We refer to this proposal as the “Nasdaq Proposal.” For a more complete description of the Nasdaq Proposal, see “Proposal 1 – The Nasdaq Proposal” beginning on page 11.

Why is the Company seeking Stockholder Approval of the Plan Amendment Proposal?

The Company maintains its 2026 Omnibus Equity Incentive Plan (the “2026 Plan”), which provides for the grant of equity and equity-based awards to eligible employees, officers, non-employee directors and other service providers of the Company and its subsidiaries. Our Board believes that equity awards are a critical component of the Company’s ability to attract, retain and motivate the talent necessary for the Company’s long-term success, and that the number of shares of Common Stock currently available for issuance under the 2026 Plan is insufficient to meet the Company’s anticipated needs.

Accordingly, our Board has approved, and recommends that our stockholders approve, an amendment to the 2026 Plan (the “Plan Amendment”) which provides for a one-time increase of the maximum number of shares of Common Stock issuable under the 2026 Plan by 20,000,000 shares of Common Stock and increases the number of shares of Common Stock reserved for issuance under the 2026 Plan such that, on January 1 of each year, the share reserve will equal 15% of the fully diluted capitalization of the Company as of December 31 of the immediately preceding year. Under the applicable Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(c), and the terms of the 2026 Plan, Stockholder Approval is required to effect a material amendment to the 2026 Plan, including an increase in the number of shares of Common Stock reserved for issuance thereunder. We refer to this proposal as the “Plan Amendment Proposal.” For a more complete description of the Plan Amendment Proposal and the 2026 Plan, see “Proposal 2 – The Plan Amendment Proposal” beginning on page 13.

Who is entitled to vote at the Meeting and how many votes do they have?

Holders of Common Stock at the close of business on the Record Date may vote at the Meeting. There were 17,597,071 shares of Common Stock, 2,177 shares of Series A Convertible Preferred Stock, 12,945 shares of Series B Convertible Preferred Stock and 10,660 shares of Series C Convertible Preferred Stock issued and outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Meeting will be available for inspection at our principal executive offices during regular business hours for the 10 calendar days prior to the Meeting.

Pursuant to the rights of our stockholders contained in our charter documents and the applicable Certificates of Designation, each share of our Common Stock is entitled to one vote on all matters listed in this Proxy Statement, the shares of our Series A Convertible Preferred Stock (convertible into 615 shares of Common Stock) vote together with the Common Stock on an as-converted basis, provided, that the number of votes allowed to any Holder shall not exceed certain beneficial ownership limitations and the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock are not entitled to vote on any of the matters listed in this Proxy Statement. There is no cumulative voting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and the proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine matters,” if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter.

The Nasdaq Proposal and the Plan Amendment Proposal are considered “non-routine” matters. Accordingly, if you hold your shares in “street name” and do not provide voting instructions to your broker, your broker will not have discretionary authority to vote your shares on the Nasdaq Proposal or the Plan Amendment Proposal, and your shares will not be voted on those proposals, resulting in broker non-votes. The Adjournment Proposal is considered a “routine” matter, and therefore your broker will have the discretion to vote your shares on the Adjournment Proposal even if you do not provide voting instructions. As a result, we do not expect any broker non-votes with respect to the Adjournment Proposal, but we do expect that broker non-votes may occur with respect to the Nasdaq Proposal and the Plan Amendment Proposal.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the applicable rules that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers will have discretionary authority to vote on the Adjournment Proposal, which is considered a “routine” matter, and may vote “FOR” such proposal. Brokers will not have discretionary authority to vote on the Nasdaq Proposal or the Plan Amendment Proposal, each of which is considered a “non-routine” matter, and therefore your shares will not be voted on those proposals unless you provide voting instructions to your broker.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Meeting with respect to all of the proposals described in this Proxy Statement.

When and where is the Meeting and what do I need to be able to attend online?

The Meeting will be held on September 2, 2026, at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/CYAB2026. Any stockholder who owns our common stock on the Record Date can attend the Meeting online.

You will be able to attend the Meeting online, vote, and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/CYAB2026. To participate in the virtual Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form, as applicable. The Meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the Meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

What Constitutes a Quorum for the Meeting?

The presence, by virtual attendance or by proxy, of the holders of one-third of the voting power of all of the shares of the stock issued and outstanding and entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

If a quorum is not present or represented at the Meeting, the chair of the Meeting may adjourn the Meeting to another place, if any, date, or time without notice other than announcement at the Meeting.

How do I vote my shares?

If you are a record holder, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time on September 1, 2026.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time on September 1, 2026.

●	Via mail: You may vote by proxy by completing, signing, dating and promptly returning the proxy card in the postage-paid envelope. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

●	Online: Online during the Meeting at www.virtualshareholdermeeting.com/CYAB2026 . You will need your Stockholder Control Number, which can be found on your proxy card, in hand when you vote online during the Meeting.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Meeting in accordance with your instructions. The Board has appointed each of Dan Brahmy, our Chief Executive Officer and director, and Yael Sandler, our Chief Financial Officer, to serve as the proxies for the Meeting. Your proxy will be valid only if you complete and return it before the Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each of the Nasdaq Proposal, the Plan Amendment Proposal and the Adjournment Proposal to which you provided no voting instructions. We do not anticipate that any other matters will come before the Meeting, but if any other matters properly come before the Meeting, then the proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the virtual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy prior to the Meeting, you will not be able to vote your nominee-held shares during the Meeting.

Who counts the votes?

All votes will be tabulated by the Inspector of Election appointed for the Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Meeting?

Yes. If you are a stockholder of record, you may vote your shares during the meeting by submitting your vote electronically at the Meeting.

If you hold your shares in “street name,” you may vote your shares during the Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the virtual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Meeting or are unable to attend.

What are my choices when voting?

Stockholders may vote for, against or abstain from voting on each of the Nasdaq Proposal, the Plan Amendment Proposal and the Adjournment Proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” each of the Nasdaq Proposal, the Plan Amendment Proposal and the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provided no voting instructions, and such shares will be voted in the following manner:

“FOR” each of the Nasdaq Proposal, the Plan Amendment Proposal and the Adjournment Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be able to vote those shares only with respect to the Adjournment Proposal, which is a “routine” matter. Your bank, broker or other nominee will not have discretionary authority to vote your shares on the Nasdaq Proposal or the Plan Amendment Proposal, each of which is a “non-routine” matter. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the virtual Meeting and submitting your vote electronically. Your attendance at the Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the virtual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Dan Brahmy, our Chief Executive Officer and a director, at our address above, which notice must be received before 5:00 p.m., Eastern Time on September 1, 2026.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, the following sets forth the voting requirement with respect to each Proposal:

Proposal 1 – The Nasdaq Proposal	The affirmative “FOR” vote of a majority of the votes cast “FOR” or “AGAINST” the proposal.

Proposal 2 – The Plan Amendment Proposal	The affirmative “FOR” vote of a majority of the votes cast “FOR” or “AGAINST” the proposal.

Proposal 3 - The Adjournment Proposal	The affirmative “FOR” vote of a majority of the votes cast “FOR” or “AGAINST” the proposal.

How are abstentions and broker non-votes treated?

Abstentions will be included in the determination of the number of shares present at the Meeting for determining a quorum at the Meeting. Because each of the Nasdaq Proposal, the Plan Amendment Proposal and the Adjournment Proposal is decided by the affirmative vote of a majority of the votes cast, abstentions are not considered votes cast and will have no effect on the outcome of any of these proposals.

Broker non-votes will be included in the determination of the number of shares present at the Meeting for determining a quorum at the Meeting. The Nasdaq Proposal and the Plan Amendment Proposal are “non-routine” matters, and therefore, if you hold your shares in “street name” and do not provide voting instructions to your broker, your broker will not have discretionary authority to vote your shares on those proposals, resulting in broker non-votes. Because these proposals are decided by the affirmative vote of a majority of the votes cast, broker non-votes are not considered votes cast and will have no effect on the outcome of the Nasdaq Proposal or the Plan Amendment Proposal. The Adjournment Proposal is a “routine” matter on which your broker will have discretionary authority to vote your shares even if you do not provide voting instructions, and therefore we do not expect any broker non-votes with respect to the Adjournment Proposal.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board on behalf of the Company. We will bear the entire cost of the solicitation of proxies from our stockholders. Our officers, directors, and employees may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers, directors and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the common stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of common stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Are there any other matters to be acted upon at the Meeting?

Management does not intend to present any business at the Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Yael Sandler by email at yael@cyabra.com or phone at +972-54-768-8642. You will also be able to submit questions during the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of the Named Executive Officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Cyabra, Inc., 13 Gershon Shatz, Tel Aviv, Israel 6997543. As of the Record Date, we had 17,597,071 shares of common stock, 2,177 shares of Series A Convertible Preferred Stock, 12,945 shares of Series B Convertible Preferred Stock and 10,660 shares of Series C Convertible Preferred Stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage
Directors and Named Executive Officers of the Company
Dan Brahmy(2)	791,198	4.45%
Ido Shraga(3)	790,199	4.45%
Yossef Daar(4)	790,199	4.45%
Michael Pompeo(5)	101,072	*
Sonny Vu(6)	330,668	1.88%
Josette Sheeran(7)	84,226	*
Michael Madon(8)	14,436	*
Yael Sandler(9)	50,536	*
Emmanuel Heymann(10)	38,653	*
James Flanagan(11)	114,940	*

All Directors and Named Executive Officers of the Company as a Group (Ten Individuals)	3,106,127	17.51%

5%+ Holders
Trailblazer Sponsor Group, LLC(12)	2,158,949	12.27%
Alpha Capital Anstalt(13)	1,757,147	9.99%
Armistice Capital Master Fund Ltd.(14)	1,749,761	9.99%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the individuals is 13 Gershon Shatz, Tel Aviv, 6997543 Israel.

(2)	Includes (i) 360,968 shares of Common Stock held directly by Mr. Brahmy, (ii) 174,434 shares of Common Stock held by IBI Trust Management in trust for Mr. Brahmy, (iii) 42,146 shares of Common Stock issuable upon the exercise of options, and (iv) 160,000 RSUs held directly by Mr. Brahmy.

(3)	Includes (i) 360,968 shares of Common Stock held directly by Mr. Shraga, (ii) 216,581 shares of Common Stock held by IBI Trust Management in trust for Mr. Shraga, and (iii) 159,000 RSUs held directly by Mr. Shraga.

(4)	Includes (i) 360,968 shares of Common Stock held directly by Mr. Daar, (ii) 216,581 shares of Common Stock held by IBI Trust Management in trust for Mr. Daar, and (iii) 159,000 RSUs held directly by Mr. Daar.

(5)	Includes 101,072 shares of Common Stock issuable upon the exercise of options.

(6)	Includes (i) 27,329 shares of Common Stock held directly by Mr. Vu, (ii) 18,048 shares of Common Stock issuable upon the exercise of options held directly by Mr. Vu, and (iii) 285,291 shares of Common Stock and Common Stock issuable upon the exercise of options held by FF Alabaster LLC over which Mr. Vu has voting and dispositive control.

(7)	Includes of 84,226 shares of Common Stock issuable upon the exercise of options.

(8)	Includes 14,436 shares of Common Stock issuable upon the exercise of options.

(9)	Includes 50,536 shares of Common Stock issuable upon the exercise of options.

(10)	Includes 38,653 shares of Common Stock issuable upon the exercise of options.

(11)	Includes 114,940 shares of Common Stock.

(12)	Joseph Hammer is a manager of Trailblazer Sponsor Group, LLC. Consequently, he may be deemed the beneficial owner of the shares of common stock held by the Sponsor and has voting and dispositive control over such securities. The business address of Sponsor is 510 Madison Avenue, Suite 1401, New York, NY 10022.

(13)

The business address of Alpha Capital Anstalt is Altenbach 8, FL-9490 Vaduz, Liechtenstein. Nicola Feuerstein and Konrad Ackerman have voting and dispositive power over the shares held by Alpha. Excludes 5,971,519 shares of Common Stock issuable upon the exercise of certain outstanding warrants, upon the conversion of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and upon the exercise of Pre-Funded Warrants. The warrants and Pre-Funded Warrants contain a beneficial ownership limitation that prevents Alpha from exercising any portion of such warrants to the extent that, after giving effect to such exercise, Alpha (together with its affiliates and any other persons acting as a group) would beneficially own in excess of 9.99% of the outstanding shares of Common Stock immediately after giving effect to such exercise. Accordingly, the number of shares of Common Stock reflected in the column “Shares of Common Stock Owned Prior to this Offering” gives effect to this beneficial ownership limitation.

(14)	The securities are directly held by Armistice Capital Master Fund Ltd (“Master Fund”), a Cayman Islands exempted company, and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. Excludes 6,296,219 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants. The Pre-Funded Warrants contain a beneficial ownership limitation that prevents Master Fund from exercising any portion of such warrants to the extent that, after giving effect to such exercise, Master Fund (together with its affiliates and any other persons acting as a group) would beneficially own in excess of 9.99% of the outstanding shares of Common Stock immediately after giving effect to such exercise. Accordingly, the number of shares of Common Stock reflected in the column “Shares of Common Stock Owned Prior to this Offering” gives effect to this beneficial ownership limitation.

(15)	The business address of Phronesis Partners, L.P. is 130 East Chestnut Street, Suite 403, Columbus, OH 43215. James E. Wiggins has voting and dispositive power over the shares held by Phronesis Partners, L.P. Includes (i) 690,000 shares of Common Stock issuable upon the exercise of Series A Warrants and (ii) 690,000 shares of Common Stock issuable upon the exercise of Series B Warrants.

PROPOSAL 1 - THE NASDAQ PROPOSAL

Summary

The purpose of this Proposal is to approve, pursuant to The Nasdaq Stock Market LLC Rule 5635(d), the issuance of 20% or more of the Company’s outstanding shares of Common Stock in connection with (i) the transactions contemplated by the Purchase Agreements (as defined below), including, without limitation, the issuance of shares of Common Stock upon exercise of the Pre-Funded Warrants (as defined below), the Series A Common Warrants (as defined below) and the Series B Common Warrants (as defined below) issued to the Purchasers (as defined below), (ii) the transactions contemplated by the Exchange Agreement (as defined below) and (iii) the transactions contemplated by the Conversion Agreements (as defined below).

Background

Private Placement

On July 9, 2026, the Company entered into securities purchase agreements (each, a “Purchase Agreement”) with certain accredited investors (the “Purchasers”) relating to a private placement transaction (the “Private Placement”) and the sale of an aggregate of 1,175,090 shares of Common Stock (the “Shares”), pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 12,643,680 shares of Common Stock (the “Pre-Funded Warrant Shares”), at a purchase price of $0.435 per Share and $0.4349 per Pre-Funded Warrant, Series A warrants (the “Series A Common Warrants”) to purchase up to 13,818,770 shares of Common Stock (the “Series A Common Warrant Shares”), at an exercise price of $0.50 per share, and Series B warrants (the “Series B Common Warrants” and, together with the Series A Common Warrants, the “Common Warrants”) to purchase up to 13,818,770 shares of Common Stock (the “Series B Common Warrant Shares”), at an exercise price of $0.45 per share. The Private Placement closed on July 10, 2026, for aggregate gross proceeds of approximately $6 million, before deducting placement agent fees and offering expenses. The Company intends to use the net proceeds from the Private Placement for working capital and other general corporate purposes.

The Pre-Funded Warrants are exercisable immediately upon issuance and remain exercisable until exercised in full. The Series A Common Warrants will be initially exercisable on the date Stockholder Approval (as defined below) is obtained and will expire five years from the initial exercise date. The Series B Common Warrants will be initially exercisable on the date Stockholder Approval is obtained and will expire twelve months from the initial exercise date.

A.G.P./Alliance Global Partners acted as the exclusive placement agent (the “Placement Agent”) in connection with the Private Placement. Pursuant to a placement agent agreement, dated July 9, 2026, the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds raised in the Private Placement, plus reimbursement of up to $75,000 for accountable legal fees and expenses and up to $15,000 for non-accountable expenses.

Exchange Agreement

On July 9, 2026, the Company entered into an exchange agreement (the “Exchange Agreement”) with Alpha Capital Anstalt (the “Exchange Holder”), which holds outstanding shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”), pursuant to which the Exchange Holder agreed to exchange, at the closing of the exchange (the “Exchange Closing”), shares of Series C Preferred Stock with an aggregate value of $10,660,000 (the “Preferred Shares Value”) for (i) 24,505,747 shares of Common Stock (or pre-funded warrants in lieu thereof) and (ii) Series A Common Warrants to purchase up to 24,505,747 shares of Common Stock and Series B Common Warrants to purchase up to 24,505,747 shares of Common Stock (including the Series A Common Warrant Shares and the Series B Common Warrant Shares issuable thereunder), in each case as if the Exchange Holder had invested additional cash equal to the Preferred Shares Value in the Private Placement. Effective upon the Exchange Closing, the shares of Series C Preferred Stock so exchanged will automatically be cancelled, retired and restored to the status of authorized but unissued shares of Series C Preferred Stock. The Exchange Closing is subject to Stockholder Approval.

Conversion Agreements

On July 9, 2026, the Company entered into conversion agreements (the “Conversion Agreements”) with the holders (the “Conversion Holders”) of an aggregate of 35,648,276 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and Series B Convertible Preferred Stock (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Committed Preferred Shares”), pursuant to which the Conversion Holders agreed that, upon the closing of the conversion (the “Conversion Closing”), all of the Committed Preferred Shares will be deemed converted (the “Conversion”) into shares of Common Stock (or pre-funded warrants in lieu thereof). Pursuant to the Conversion Agreements, the Company and the Conversion Holders agreed to amend the terms of the Certificates of Designation governing the Series A Preferred Stock and the Series B Preferred Stock to reduce the conversion price of each such class of preferred stock to $0.435 per share. The Conversion is subject to Stockholder Approval.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal would result in the issuance of shares of Common Stock equal to 20% or more of the Company’s outstanding shares of Common Stock on a pre-transaction basis. Specifically, if this Proposal is approved, the Company would be entitled to issue 59,268,966 shares of Common Stock (or pre-funded warrants in lieu thereof) as well as warrants to purchase up to an aggregate of 49,011,494 shares of Common Stock. However, in no event will any recipient of shares of Common Stock (or pre-funded warrants in lieu thereof) or Common Warrants be entitled to acquire more than 19.99% of our issued and outstanding shares of Common Stock at any time. As such, for so long as the Purchasers, the Exchange Holder and the Conversion Holders beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur significant dilution of their percentage ownership to the extent that the Company issues shares of Common Stock upon exercise of the Common Warrants and Pre-Funded Warrants and upon the exchange and conversion of the preferred stock described above. Stockholder Approval of this Proposal will apply to all such issuances of Common Stock, including any additional shares issuable as a result of the anti-dilution or other adjustment provisions of the Common Warrants.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain Stockholder Approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. The Company believes that the transactions contemplated by the Purchase Agreements, the Exchange Agreement and the Conversion Agreements, including the full issuance of shares of Common Stock upon exercise of the Common Warrants and the Pre-Funded Warrants and upon the exchange and conversion of the preferred stock described above, require Stockholder Approval under Nasdaq Marketplace Rule 5635(d).

If our stockholders do not approve this Proposal, (i) the Series A Common Warrants and Series B Common Warrants will not become exercisable, (ii) the Exchange Closing under the Exchange Agreement will not occur and (iii) the Conversion Closing under the Conversion Agreements will not occur, in each case in a manner that complies with Nasdaq Marketplace Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreements, the Pre-Funded Warrants, the Common Warrants, the Exchange Agreement and the Conversion Agreements. The full text of the form of Securities Purchase Agreement, the form of Pre-Funded Warrant, the form of Series A Common Warrant, the form of Series B Common Warrant, the Exchange Agreement and the form of Conversion Agreement were filed as exhibits to our Current Report on Form 8-K filed with the SEC on July 10, 2026.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the Nasdaq Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE NASDAQ PROPOSAL.

PROPOSAL 2 – THE PLAN AMENDMENT PROPOSAL

Summary of the 2026 Plan and Plan Amendment; Background

The Company is seeking Stockholder Approval for an amendment to the Cyabra, Inc. 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) to revise the number of shares of Common Stock reserved for issuance under the 2026 Plan. Specifically, our Board has approved, and recommends that our stockholders approve, an amendment to the 2026 Plan (the “Plan Amendment”) which provides for a one-time increase of the maximum number of shares of Common Stock issuable under the 2026 Plan by 20,000,000 shares of Common Stock and increases (but does not decrease) the number of shares of Common Stock reserved for issuance under the 2026 Plan such that the total number of shares of Common Stock reserved for issuance under the 2026 Plan on January 1 of each year will equal 15% of the fully diluted capitalization of the Company as of December 31 of the immediately preceding year. No other changes to the 2026 Plan are proposed. The 2026 Plan was adopted by the Board on January 8, 2026, and approved by the Company’s stockholders in connection with the Company’s business combination. The Board approved the Plan Amendment, subject to stockholder approval, on July 31, 2026.

Under the applicable Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(c), and the terms of the 2026 Plan, Stockholder Approval is required to effect a material amendment to the 2026 Plan, including an increase in the number of shares of Common Stock reserved for issuance thereunder.

The purpose of the 2026 Plan is to advance the interests of the Company, its subsidiaries, affiliates, and stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Company, by motivating such individuals to contribute to the growth and the profitability of the Company by aligning such individuals with the interests of the Company’s stockholders, and by rewarding such individuals for their services by tying a significant portion of their compensation to the success of the Company.

The Board believes that Stockholder Approval of the Plan Amendment is necessary in order to make more shares available for future stock-based awards granted under the 2026 Plan (“Awards”) in part, due to the following:

(i) the Company has a significant number of outstanding shares of Common Stock issuable upon the exercise or conversion of outstanding warrants, pre-funded warrants and convertible preferred stock, such that the current share reserve, which is based solely on outstanding shares of Common Stock, does not adequately reflect the Company’s fully diluted capitalization or provide a sufficient number of shares for anticipated Awards; and

(ii) we face increasing competition from the industry in which we operate to retain our talented and experienced staff and add staff as appropriate. We believe that the additional flexibility to make additional Awards under the 2026 Plan will be effective for retention of and incentive compensation to such individuals.

The Board believes that it is in the best interests of us and our stockholders to approve the modifications to the 2026 Plan to be made by the Plan Amendment as described herein. The Board believes that Awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, Awards are an important contributor to aligning the incentives of our employees with the interests of our stockholders.

The full text of the proposed Plan Amendment is attached to this Proxy Statement as Annex A.

Shares Available Under the 2026 Plan

The maximum aggregate number of shares of Common Stock originally authorized for issuance pursuant to Awards granted under the 2026 Plan is equal to 15% of the issued and outstanding shares of Common Stock immediately after the effective time of the Company’s business combination (the “Effective Time”), subject to an automatic annual increase on the first day of each fiscal year of the Company, commencing with the fiscal year following the effective date of the 2026 Plan, equal to five percent (5%) of the total number of shares of Common Stock outstanding on the business day immediately preceding such date (subject to the Board’s discretion to provide for a lesser increase or no increase). In addition, a separate reserve exists under the 2026 Plan for shares of Common Stock subject to Replacement Options (options issued in substitution for options originally granted by Cyabra Strategy Ltd. that were outstanding immediately prior to the Effective Time), which shares neither deplete nor replenish the foregoing reserve.

Such shares consist of authorized but unissued or reacquired shares of Common Stock, or any combination thereof, subject to adjustment for certain corporate changes affecting such shares, such as stock splits, mergers, consolidations, reorganizations, reincorporations, recapitalizations, reclassifications, or stock dividends. Shares underlying expired, cancelled or terminated Awards that are not exercised or settled in full, shares withheld or surrendered in payment of the exercise price or tax withholding obligations, and shares subject to Awards settled in cash, may again become available for grant under the 2026 Plan, subject to the terms of the 2026 Plan. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs under the 2026 Plan is 1,400,000.

If the Plan Amendment is approved, the share reserve under the 2026 Plan will be revised, providing for a one-time increase of the maximum number of shares of Common Stock issuable under the 2026 Plan by 20,000,000 shares of Common Stock and an increase as of January 1 of each year, such that the number of shares of Common Stock reserved for issuance under the 2026 Plan will increase (but not decrease) to a number of shares equal 15% of the fully diluted capitalization of the Company as of December 31 of the immediately preceding year. For this purpose, “fully diluted capitalization” means all issued and outstanding share capital (where options, restricted stock units and performance units shall be deemed outstanding share capital until exercised or settled) and all rights to acquire share capital including, without limitation, all securities convertible or exercisable into shares of Common Stock being deemed so converted and exercised, the conversion of any convertible stockholder loans into share capital, with all outstanding warrants, options or any other right granted by the Company to receive shares of the Company’s share capital being deemed exercised in full. We intend for Awards granted pursuant to the 2026 Plan to be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”) (including any amendments or replacements of such section), and the 2026 Plan and Awards granted thereunder to be so construed.

Administration of the 2026 Plan

The 2026 Plan is administered by the compensation committee of the Board (the “Compensation Committee”). The 2026 Plan remains in effect and Awards can be granted thereunder until the earlier of its termination by the Board or the date on which all shares under the 2026 Plan have been granted, and otherwise no Award may be granted on or after the tenth anniversary of the date the 2026 Plan was initially adopted by the Board; provided, however, that incentive stock options (“ISOs”) may be granted under the 2026 Plan for a period of ten years from the earlier of the date the 2026 Plan is adopted by the Board or approved by the stockholders.

All questions of interpretation of the 2026 Plan, of any Award agreement or of any other form of agreement or other document employed by us in the administration of the 2026 Plan or of any Award shall be determined by the Compensation Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the 2026 Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Compensation Committee in the exercise of its discretion pursuant to the 2026 Plan or Award agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. The Board may at any time amend, suspend or terminate the 2026 Plan, subject to Stockholder Approval in the case of an amendment requiring Stockholder Approval under applicable law or the applicable rules of The Nasdaq Stock Market LLC.

Awards that may be granted under the 2026 Plan consist of: (a) Incentive Stock Options (“ISOs”); (b) Nonqualified Stock Options (“NSOs”, and together with ISOs, “Options”); (c) Stock Appreciation Rights (“SARs”); (d) Restricted Stock; (e) Restricted Stock Units (“RSUs”); (f) Performance Shares; (g) Performance Units; (h) Incentive Bonus Awards; and (i) Other Cash-Based Awards and Other Stock-Based Awards.

Options. Options are exercisable at the times and upon the conditions that the Compensation Committee may determine, provided that, unless otherwise provided by the Compensation Committee, no Option may vest or be exercised earlier than one year after the date of grant. The exercise price of Options will be established in the discretion of the Compensation Committee; provided, however, that (i) the exercise price per share of an ISO cannot be less than the Fair Market Value (as defined in the 2026 Plan) of a share of Common Stock on the date of grant (or 110% of such Fair Market Value in the case of an ISO granted to any holder of 10% or more of the Common Stock), and (ii) the exercise price per share of an NSO that is less than 100% of the Fair Market Value on the date of grant must otherwise comply with all applicable laws, including Section 409A of the Code. Options granted under the 2026 Plan cannot be exercisable for a period exceeding ten (10) years from the date of grant, provided that ISOs granted to any holder of 10% or more of the Common Stock cannot be exercisable for a period exceeding five (5) years from the date of grant.

SARs. The base price of each SAR will be established in the discretion of the Compensation Committee; provided, however, that the base price per share subject to an SAR cannot be less than the Fair Market Value (as defined in the 2026 Plan) of a share of Common Stock on the date of grant of the SAR. SARs will be exercisable at such time(s) or upon such event(s) determined by the Compensation Committee, and will be subject to terms, conditions and restrictions determined by the Compensation Committee. SARs granted under the 2026 Plan cannot be exercisable for a period exceeding ten (10) years from the date of grant.

Restricted Stock. Restricted Stock Awards may or may not require the payment of cash compensation for the Common Stock and may or may not be subject to vesting conditions or other conditions, restrictions or criteria, as determined by the Compensation Committee. Until the applicable restrictions (as the Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the recipient of the Award. After all conditions and restrictions applicable to the Restricted Stock Award have been satisfied or lapse, such shares become freely transferable by the holder. The purchase price, if any, for shares of Common Stock issuable under each Restricted Stock Award, and the means of payment, will be established by the Compensation Committee in its discretion.

RSUs. RSUs (a contractual right to receive a number of shares of Common Stock or the cash value thereof at a future date) may or may not be subject to vesting conditions based on service or other requirements, conditions or restrictions, as determined by the Compensation Committee. RSUs may vest based on time or performance goals, and may be settled in cash or Common Stock, with or without a purchase price or dividend equivalents, in each case as determined by the Compensation Committee.

Performance Shares and Performance Units. Performance Shares and Performance Units may be granted subject to such restrictions and conditions, including the attainment of performance goals established by the Compensation Committee, as the Compensation Committee shall specify. Performance Shares and Performance Units may be settled in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee.

Incentive Bonus Awards; Other Cash-Based and Other Stock-Based Awards. The Compensation Committee may grant Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards on such terms and conditions as the Compensation Committee shall determine, which may be based on the attainment of performance goals and may be settled in cash, Common Stock, or a combination thereof.

Each Award will be evidenced by an Award Agreement specifying, as applicable, the number of shares to which the Award relates, any vesting schedule or vesting conditions, and all other terms and conditions of the Award.

Effect of Change in Control

The Compensation Committee may, at the time of grant and as set forth in an Award Agreement, provide for the effect of a Change in Control (as defined in the 2026 Plan) on an Award, including the acceleration or extension of exercise, vesting or gain-realization periods, the elimination or modification of performance or other conditions, provision for the cash settlement of an Award, or such other modification or adjustment to an Award as the Compensation Committee deems appropriate.

In addition, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Compensation Committee may, in its sole and absolute discretion and without the consent of any Participant, take one or more of the following actions contingent upon the occurrence of the Change in Control: (i) cause any or all outstanding Options and SARs to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, RSUs, Performance Shares, Performance Units, Incentive Bonus Awards and other Awards to become non-forfeitable, in whole or in part; (iii) cancel any Option or SAR in exchange for a substitute option; (iv) cancel any Restricted Stock, RSUs, Performance Shares or Performance Units in exchange for restricted stock, performance shares, stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (provided that, if the applicable consideration does not exceed the exercise price of an Option or SAR, the Compensation Committee may cancel it without payment); and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement governing the Change in Control.

Limits on Awards; Inducement Grants. The 2026 Plan caps the grant date fair value of Awards to any non-employee director at $500,000 per calendar year (inclusive of cash fees paid outside the 2026 Plan), increased to $1,000,000 for a new director’s initial year. Separately, shares may be issued as inducement awards or in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c), without reducing the shares available under the 2026 Plan.

Transferability; Forfeiture and Clawback. Awards are generally not transferable other than by will or the laws of descent and distribution, although the Compensation Committee may permit limited transfers of certain Awards to family members, related trusts, or charities. Awards may also be subject to forfeiture or recoupment for cause, policy violations or breach of restrictive covenants, and remain subject to clawback under the Dodd-Frank Act, any Company clawback policy, and applicable exchange listing standards.

Foreign Jurisdictions; Tax Withholding. The 2026 Plan includes an Israeli Sub-Plan governing Awards to Israeli participants, intended to comply with Sections 102 and 3(i) of the Israeli Income Tax Ordinance, and permits the Compensation Committee to adopt other sub-plans to comply with non-U.S. laws. The Company may also withhold, or require participants to remit, amounts sufficient to satisfy applicable tax withholding obligations, which participants may satisfy by tendering or having shares withheld, subject to the 2026 Plan’s terms.

U.S. Federal Tax Aspects

The following summary is a brief discussion of certain U.S. federal income tax consequences to U.S. taxpayers and to the Company of Awards granted under the 2026 Plan. This summary is not intended to be a complete discussion of all the U.S. federal income tax consequences of the 2026 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, recipients of Awards and persons eligible to receive Awards are encouraged to consult with their own advisors.

Tax Consequences of NSOs and SARs. In general, an employee, director or consultant will not recognize income at the time of the grant of NSOs or SARs under the 2026 Plan. When the holder exercises the NSO or SAR, the holder will recognize compensation income (subject to income and employment tax withholding in the case of an employee) for U.S. federal income, Social Security, Medicare and Additional Medicare tax purposes equal to the excess, if any, of the fair market value (as defined in the 2026 Plan) of the shares of the Common Stock received (or cash equivalent) over the exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount of compensation income recognized at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an NSO or SAR, the holder will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on the holding period of the shares sold. If an SAR is settled in cash, the amount received will be taxed as compensation income. The Company receives no tax deduction on the grant of an NSO or SAR, but the Company is generally entitled to a tax deduction when a holder recognizes compensation income on exercise of the NSO or SAR, in the same amount as the income recognized by the holder.

Tax Consequences of ISOs. Generally, a holder incurs no U.S. federal income tax liability on either the grant or the exercise of an ISO, although a holder will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the Common Stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one (1) year after the date of exercise of the option and at least two (2) years after its date of grant, any gain realized on a subsequent disposal (by sale or otherwise) of the Common Stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the holder will recognize ordinary income in an amount equal to the difference between the fair market value of the stock on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. The Company receives no tax deduction on the grant or exercise of an ISO, but the Company is generally entitled to a tax deduction if the holder recognizes ordinary income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the holder recognizes income.

Tax Consequences of Stock Awards including Performance Shares and Other Stock-Based Awards. In general, the recipient of an Award of the Company’s Common Stock without restrictions will recognize compensation income (subject to income and employment tax withholding in the case of an employee)) at the time the shares of Common Stock are awarded in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. In the case of a restricted stock or performance share award (such that the shares are subject to vesting or other restrictions), the recipient generally will not recognize compensation income until the shares of Common Stock become vested or the restrictions otherwise lapse, at which time the recipient will recognize compensation income (subject to income and employment tax withholding) equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock or performance share award, the recipient will not recognize compensation income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Code (a “Section 83(b) election”) within thirty (30) days of the recipient’s receipt of restricted stock or performance shares to recognize compensation income (subject to income and employment tax withholding) as of the date of transfer, equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of transfer less the amount, if any, that the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the restricted stock or performance share award is forfeited, the recipient will not be allowed an income tax deduction for the compensation income recognized. A loss is allowed with respect to any amount paid. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income (subject to income and employment tax withholding).

All taxable amounts are generally deductible by us at the time and in the amount of the compensation income recognized by the holder. The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as restricted stock or performance share awards will be the amount paid for the shares plus the amount of compensation income recognized in connection with the Award.

Tax Consequences of RSUs, Performance Units and Incentive Bonus Awards. A recipient of an RSU, Performance Unit or Incentive Bonus Award is taxed when the shares are delivered (generally at vesting), rather than the date of grant. Deferred delivery of shares after vesting may implicate Section 409A of the Code. The recipient will generally recognize compensation income (subject to any applicable income and employment tax withholding) which is measured by the cash received or the difference between the amount paid (if any) and the fair market value of the Common Stock at settlement. If the recipient receives actual shares at settlement, the holding period will begin at settlement and the tax basis will be equal to the sum of the cash, if any, paid plus the amount of compensation income recognized at vesting. Dividend equivalents (if offered for RSUs) will be taxed as additional compensation income at settlement. All such taxable amounts are generally deductible by the Company at the time and in the amount of the compensation income recognized by the holder.

Tax Consequences of Cash-Based Awards. Cash-Based Awards will be taxable as compensation income (and subject to any applicable income and employment tax withholding) and will generally be fully deductible by the Company at the time and in the amount of the compensation income recognized by the recipient.

Additional U.S. Federal Tax. A recipient may be required to pay a 3.8% Medicare tax with respect to net investment income, including dividends on and gains from the sale or other disposition of Common Stock, to the extent that modified adjusted gross income exceeds applicable thresholds.

Tax Effect for the Company. The Company is generally entitled to an income tax deduction in connection with an Award under the 2026 Plan in an amount equal to the compensation income recognized by a recipient at the time the recipient recognizes such income, subject to the limitation on the deduction of executive compensation under Section 162(m) of the Code in the case of certain executives. Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer, the principal financial officer and the three other most highly compensated executive officers. In addition, each person covered by Section 162(m) of the Code for a particular year remains subject to the $1,000,000-limit in subsequent years, even if not included in that group for the year. It is expected that certain of the Company’s compensation arrangements will result in non-deductible compensation when the total exceeds $1,000,000. Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Compensation Committee reserves the right to pay nondeductible compensation when appropriate.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON RECIPIENTS OF AWARDS UNDER THE 2026 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Eligible Recipients

Current employees, officers, non-employee directors and consultants, as well as prospective employees, officers, directors and consultants to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Company and any of its parents, subsidiaries or affiliates, are eligible to receive equity awards under the 2026 Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders (2026 Plan)	-	$-	-
Equity compensation plans approved by security holders (Legacy Cyabra Plan / Replacement Options)	1,108,019	$1.76	155,412
Equity compensation plans not approved by security holders	-	-	-
Total	1,108,019	$1.76	155,412

Additional Information

This summary of the Plan Amendment is intended to provide you with basic information concerning the Plan Amendment and is qualified by the full text of the form of Plan Amendment, which is attached as Annex A to this Proxy Statement.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO

APPROVE THE AMENDMENT TO THE 2026 PLAN.

PROPOSAL 3 - THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Meeting and voting in favor of any one or more of the proposals presented at the Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Meeting, we could adjourn or postpone the Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The affirmative “FOR” vote of a majority of the votes cast “FOR” or “AGAINST” the Adjournment Proposal is required for its approval. Abstentions are not considered votes cast and will have no effect on the outcome of the Adjournment Proposal. Because the Adjournment Proposal is considered a “routine” matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Accordingly, we do not expect any broker non-votes with respect to the Adjournment Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to our Bylaws, because the Meeting is a special meeting of stockholders, only the business brought before the Meeting pursuant to the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. Our Bylaws do not allow stockholders to nominate individuals for election to the Board at a special meeting of stockholders, such as the Meeting, where the election of directors is not proposed, or to propose other business.

Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2026 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Bylaws and charter. The Company expects that the 2026 Annual Meeting of Stockholders will be held in November 2026, but the exact date, time and location of such meeting have yet to be determined.

ANNEX A

Proposed Amendment No. 1 to the Cyabra, Inc. 2026 Omnibus Equity Incentive Plan

WHEREAS, Cyabra, Inc. (the “Company”) maintains the 2026 Omnibus Equity Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock (the “Common Stock”) authorized to be issued under the Incentive Plan by 20,000,000, from 2,072,125 to 22,072,125; and

WHEREAS, pursuant to Section 17.2 of the Incentive Plan, an amendment that increases the aggregate number of shares that may be issued under the Incentive Plan must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.

Section 4.1(a) and (b) of the Incentive Plan are deleted in their entirety and replaced with the following:

(a) Share Reserve. Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, there shall be available for issuance under the Plan 22,072,125 shares of Common Stock. In addition, the number of shares of Common Stock available for issuance under the Plan shall automatically increase (but for the avoidance of doubt shall never decrease) on the first day of each fiscal year of the Company commencing immediately following the Effective Date and on the first day of each fiscal year of the Company thereafter (each an “Annual Adjustment Date”) until the Expiration Date (as defined in Section 17.2 of the Plan) such that the total number of shares of shares reserved for issuance under the Plan will equal fifteen percent (15%) of the Common Stock issued and outstanding on a Fully Diluted Basis on business day immediately preceding the applicable Annual Adjustment Date. Notwithstanding the foregoing, the Board may act prior to each Annual Adjustment Date to provide that there shall be no increase in the share reserve upon such Annual Adjustment Date or that the increase in the share reserve for the Annual Adjustment Date shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

For purposes of this Section 4.1(a), the term “Fully Diluted Basis” means all issued and outstanding share capital (where options, restricted stock units and performance units shall be deemed outstanding share capital until exercised or settled) and all rights to acquire share capital including, without limitation, all securities convertible or exercisable into shares of Common Stock being deemed so converted and exercised, the conversion of any convertible stockholder loans into share capital, with all outstanding warrants, options or any other right granted by the Company to receive shares of the Company’s share capital being deemed exercised in full.

(b) [Reserved].

2.	Section 4.1(d) of the Incentive Plan shall be amended by the phrase “Section 4.1(b) and/or.”

3.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

PROXY CARD

CYABRA, INC.

Special Meeting of Shareholders

September 2, 2026 10:00 AM Eastern Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Dan Brahmy and Yael Sandler, or either of them, attorneys, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CYABRA, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of the shareholder(s) to be held at 10:00 AM, EST on September 2, 2026, virtually at www.virtualshareholdermeeting.com/CYAB2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2 and 3.

1.	Approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), equal to or in excess of 20% of the Company’s outstanding Common Stock, in connection with (i) the private placement offering that the Company completed in July 2026 (the “Private Placement”), including the shares of Common Stock issuable upon the exercise of the Series A Common Warrants and the Series B Common Warrants issued in the Private Placement, (ii) that certain Exchange Agreement, dated as of July 9, 2026 (the “Exchange Agreement”) and (iii) those certain Conversion Agreements, dated as of July 9, 2026 (the “Conversion Agreements”), in each case as described in this proxy statement (the “Nasdaq Proposal”).

☐	For	☐	Against	☐	Abstain

2.	Approval of an amendment to the Company’s 2026 Omnibus Equity Incentive Plan (the “2026 Plan”) to increase the number of shares of Common Stock reserved for issuance under the 2026 Plan (the “Plan Amendment Proposal”).

☐	For	☐	Against	☐	Abstain

3.	Approval of a proposal to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”).

☐	For	☐	Against	☐	Abstain

NOTE: Such other business as may arise and that may properly be conducted at the Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [Joint Owners]	Date